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Exhibit 99.2

ROSEMONT ACQUISITION
CONFERENCE CALL
FRIDAY, SEPTEMBER 20, 2002, 9:30 AM

        GOOD MORNING AND THANK YOU FOR JOINING US.

        AS MOST OF YOU ALREADY KNOW, THE PURPOSE OF THIS CONFERENCE CALL IS TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING BTG'S ANNOUNCEMENT EARLY THIS MORNING THAT IT HAS SIGNED A DEFINITIVE AGREEMENT TO ACQUIRE ROSEMONT PHARMACEUTICALS, LTD., A SUBSIDIARY OF AKZO NOBEL, AND A LEADER IN THE UK MARKET FOR ORAL LIQUID FORMULATIONS OF BRANDED NON-PROPRIETARY DRUGS, AND TO PROVIDE YOU WITH AN OPPORTUNITY TO PARTICPIATE IN A Q&A PERIOD TOWARD THE END OF THE CALL.

        IF YOU HAVE NOT ALREADY RECEIVED THE PRESS RELEASE, WHICH WAS ISSUED YESTERDAY AFTER THE OFFICIAL CLOSE OF THE MARKET, PLEASE CONTACT THE COMPANY AT 732-632-8800 EXT.112 AND WE WILL FAX ONE OUT TO YOU IMMEDIATELY.

        BEFORE I BEGIN, PLEASE BEAR WITH ME AS I PROVIDE THE REQUISITE SAFE HARBOR DISCLAIMER.

        STATEMENTS IN THIS DISCUSSION CONCERNING THE COMPANY'S BUSINESS OUTLOOK OR FUTURE ECONOMIC PERFORMANCE, PRODUCT DEVELOPMENTS, ANTICIPATED PROFITABILITY, REVENUES, EXPENSES, EARNINGS, OR OTHER FINANCIAL ITEMS; AND STATEMENTS CONCERNING ASSUMPTIONS MADE OR EXPECTATIONS AS TO ANY FUTURE EVENTS, CONDITIONS, PERFORMANCE OR OTHER MATTERS, ARE "FORWARD-LOOKING STATEMENTS" AS THAT TERM IS DEFINED UNDER THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN SUCH STATEMENTS. SUCH RISKS, UNCERTAINTIES AND FACTORS INCLUDE, BUT ARE NOT LIMITED TO, CHANGES AND DELAYS IN PRODUCT DEVELOPMENT PLANS AND SCHEDULES, CUSTOMER ACCEPTANCE OF NEW PRODUCTS, CHANGES IN PRICING OR OTHER ACTIONS BY COMPETITORS, PATENTS OWNED BY THE COMPANY AND ITS COMPETITORS, AND GENERAL ECONOMIC CONDITIONS, AS WELL AS OTHER RISKS DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

        LET ME START BY BRIEFLY TELLING YOU WHO ROSEMONT PHARMACEUTICALS IS AND WHY WE ACQUIRED ROSEMONT. ROSEMONT PHARMACEUTICALS IS A HIGHLY PROFITABLE SPECIALTY PHARMACEUTICAL COMPANY BASED IN ENGLAND THAT DEVELOPS, MANUFACTURES, AND MARKETS BRANDED NON-PROPRIETARY PRESCRIPTION DRUGS IN ORAL LIQUID FORM PRIMARILY FOR THE DOMESTIC UK MARKET.

        FOUNDED IN 1967 AND ACQUIRED BY AKZO NOBEL IN 1989, ROSEMONT DEDICATES ALMOST ALL OF ITS MANUFACTURING CAPACITY TO THE PRODUCTION OF ITS OWN PRODUCTS. AS A DEVELOPER OF MANY ORAL LIQUID FORMULATIONS OF PRESCRIPTION MEDICATIONS, ROSEMONT HAS SUCCESSFULLY POSITIONED ITSELF IN THE UK AS "THE SPECIALIST IN ORAL LIQUID MEDICINES."

        ROSEMONT'S COMPETITIVE AND FINANCIAL HIGHLIGHTS INCLUDE THE FOLLOWING:

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  2001 NET REVENUES OF £13.1 MILLION ($20.3 MILLION), EBITDA OF £5.6 MILLION ($8.7 MILLION), AND THREE-YEAR COMPOUND REVENUE GROWTH RATE OF APPROXIMATELY 15%; AND FOR THE SIX MONTHS ENDED JUNE 30, 2002, NET REVENUES OF £7.3 MILLION ($11.3 MILLION), EBITDA OF £3.2 MILLION ($5 MILLION), AND REVENUE GROWTH OF 16%, COMPARED TO THE SIX MONTHS ENDED JUNE 30, 2001;

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  OPERATIONS IN A MARKET SECTOR THAT IS GROWING AT 15% PER ANNUM, OR MORE THAN TWICE THE RATE OF GROWTH OF THE OVERALL UK PHARMACEUTICAL MARKET;

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  PRODUCTS THAT ARE ABLE TO COMMAND PREMIUM PRICING IN COMPARISON TO COMPETING TABLET FORMULATIONS BY SATISFYING AN OTHERWISE UNMET MARKET NEED;

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  ATTRACTIVE GROSS MARGINS COMMENSURATE WITH PATENT-PROTECTED PRODUCTS;

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  A LEADERSHIP POSITION IN THE NICHE UK MARKETPLACE FOR ORAL LIQUID DRUGS;

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  PRODUCTS THAT PRIMARILY SERVICE THE ELDERLY, A POPULATION EXPECTED TO GROW SIGNIFICANTLY OVER THE COMING YEARS; AND

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  SUPPORT FOR THE CONSUMPTION OF ORAL LIQUID FORMULATIONS FROM THE UK MEDICINES CONTROL AGENCY.

        AS I STATED IN OUR PRESS RELEASE, THE ACQUISITION OF ROSEMONT, WHICH PROVIDES US WITH A VALUABLE PRESENCE IN THE EUROPEAN SPECIALTY PHARMACEUTICAL MARKETPLACE, WILL IMMEDIATELY GENERATE AN INCREMENTAL REVENUE STREAM FOR US IN 2002 AND WE CURRENTLY ANTICIPATE THAT IT WILL BE SIGNIFICANTLY ACCRETIVE TO OUR EARNINGS BEGINNING IN 2003. ROSEMONT'S ATTRACTIVE MARGINS, LEADING POSITION IN THE UK MARKET FOR ORAL LIQUID DRUG FORMULATIONS, ITS LONG HISTORY OF PROFITABILITY, AND ITS STELLAR GROWTH MEET OUR CRITERIA FOR THE STRATEGIC ENHANCEMENT OF OUR BUSINESS.

        PRODUCTS MANUFACTURED AND MARKETED BY ROSEMONT INCLUDE CNS DRUGS, CARDIOVASCULAR DRUGS, AND DIURETICS, AMONG OTHERS, AS WELL AS A RECENTLY INTRODUCED PATENTED ORAL LIQUID FORMULATION OF TAMOXIFEN, TRADEMARKED SOLTAMOX, FOR THE TREATMENT OF EARLY AND ADVANCED STAGE BREAST CANCERS. GLOBAL RIGHTS TO THE TAMOXIFEN PRODUCT ARE ALSO INCLUDED IN THIS ACQUISITION.

        AMONG ROSEMONT'S TOP SELLING PRODUCTS ARE ORAL LIQUID FORMULATIONS OF DRUGS SUCH AS FRUSOL (A DIURETIC), METHADOSE, AMITRIPTYLINE, ARPICOLIN (ALL CNS PRODUCTS), AND DEXSOL (A CORTICOSTEROID).

        IN TERMS OF THE COMPETITIVE NATURE OF ROSEMONT'S PRODUCTS, IN 2001, 46% OF SALES WAS GENERATED FROM PRODUCTS THAT WERE UNIQUE IN ORAL LIQUID FORMULATION, WITH NO ALTERNATIVE SUCH FORMULATION AVAILABLE IN THE UK.

        UNDER UK REGULATIONS, ROSEMONT IS PERMITTED TO SELL TWO CATEGORIES OF PRODUCTS, LICENSED PRODUCTS AND "SPECIALS". LICENSED PRODUCTS ARE

THOSE THAT HAVE COMPLETED BIOEQUIVALENCE AND STABILITY STUDIES AND RECEIVE A PRODUCT LICENSE, OR APPROVAL, FROM THE UK MEDICINES CONTROL AGENCY (MCA). ROSEMONT IS PERMITTED TO PROMOTE SUCH PRODUCTS TO PHYSICIANS AND NURSES. IN ADDITION, ROSEMONT HOLDS A LICENSE TO ACCEPT CUSTOMIZED ORDERS FOR ORAL LIQUID FORMULATION COMPOUNDS THAT ARE NOT LICENSED BY THE MCA. SUCH PRODUCTS, KNOWN AS "SPECIALS," MAY NOT BE PROMOTED. ROSEMONT HAS SUCCESSFULLY INTRODUCED NUMEROUS PRODUCTS INITIALLY AS "SPECIALS" AND SUBSEQUENTLY UNDERTAKEN THE LICENSING PROCESS AS DEMAND FOR THOSE PRODUCTS HAS GROWN. A FULL 25% OF ROSEMONT'S 2001 SALES WERE GENERATED FROM "SPECIALS."

        THE PURCHASE PRICE OF £64 MILLION OR APPROXIMATELY $99 MILLION (£61 MILLION OR $95 MILLION, NET OF ROSEMONT'S ANTICIPATED CASH BALANCES ON CLOSING) WILL BE PAID OUT OF OUR AVAILABLE CASH RESOURCES. THE ACQUISITION IS ANTICIPATED TO CLOSE BY SEPTEMBER 30, 2002.

        ROSEMONT LEASES APPROXIMATELY 36,000 SQUARE FEET IN LEEDS, UK, IN WHICH ITS PLANT AND OFFICES ARE LOCATED. IT WILL CONTINUE TO BE OPERATED AS AN INDEPENDENT AND SEPARATE BUSINESS UNIT. THE CURRENT ROSEMONT MANAGEMENT TEAM HAS GROWN THE BUSINESS AT IMPRESSIVE RATES OVER THE LAST SEVERAL YEARS AND IS EXPECTED TO REMAIN ESSENTIALLY INTACT.

        KEY TO ITS COMMERCIAL SUCCESS, A SALES FORCE COMPRISING 28 INDIVIDUALS COVERS 75% OF ALL NURSING HOMES AND 800 HOSPITALS IN THE UK, WHERE NURSES ARE EMPOWERED TO SELECT THE MOST THE APPROPRIATE FORMULATION FOR THE PATIENT ONCE A PHYSICIAN HAS PRESCRIBED A CERTAIN DRUG.

        IN SUMMARY, FOR ALL OF THE REASONS I HAVE ARTICULATED, WE ARE VERY EXCITED ABOUT OUR ACQUISITION OF ROSEMONT PHARMACEUTICALS AND THE IMPORTANT STEP IT REPRESENTS FOR OUR COMPANY. WE HAVE COMMITTED CASH RESOURCES TO WHAT WE BELIEVE TO BE A HIGHLY PROMISING ACQUISITION FOR OUR COMPANY. IT IS THE REALIZATION OF A CRITICAL STRATEGIC OBJECTIVE THAT WILL IMMEDIATELY STRENGTHEN OUR PORTFOLIO OF COMMERCIAL PRODUCTS, AND SECURE ADDITIONAL GROWTH, EARNINGS, AND SHAREHOLDER VALUE, WHILE ALLOWING US TO FOCUS ON THE DEVELOPMENT OF OUR PROPRIETARY DRUG CANDIDATES.

        LOOKING AHEAD, WE ARE EXCITED TO BEGIN WORKING WITH ROSEMONT'S MANAGEMENT TEAM TO CONTINUE TO GROW THE BUSINESS AT ITS HISTORICAL DOUBLE-DIGIT LEVELS, AND TO SUPPORTING THE INTRODUCTION OF NEW ORAL LIQUID FORMULATIONS FOR THE UK MARKET.

        BEYOND THE ROSEMONT ACQUISITION, AND CONSISTENT WITH OUR CORPORATE GOALS, WE CONTINUE TO SEEK TO ENHANCE OUR US AND WORLDWIDE BUSINESS THROUGH FURTHER STRATEGIC ACQUISITIONS AND STRATEGIC ALLIANCES.

        I WOULD NOW LIKE TO TAKE ANY QUESTIONS THAT YOU MAY HAVE.

        FOR THOSE WHO HAVE NOT SEEN OUR NEWS RELEASE, I WOULD LIKE TO ADD ONE FINAL WORD IN CONNECTION WITH THE CHANGE OF OUR AUDITORS. WE EXPECT OUR NEW AUDITORS, KPMG, TO COMPLETE THE PREVIOUSLY ANNOUNCED REAUDIT OF OUR FINANCIAL STATEMENTS FOR FISCAL YEARS 1999, 2000, AND 2001 ON SCHEDULE. WE WILL FILE AUDITED FINANCIAL STATEMENTS FOR THOSE YEARS WITH THE SEC IN THE WEEK OF SEPTEMBER 23, 2002, BRINGING THE COMPANY INTO COMPLIANCE WITH NASDAQ MARKETPLACE RULE 4310(C)(14).

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Exhibit 99.2